December 2020 Corporate Presentation Exhibit 99.2

This presentation is not a prospectus and is not an offer to sell, nor a solicitation of an offer to buy securities. The issuer has filed a registration statement (including a prospectus) and a prospectus supplement with the Securities and Exchange Commission for the offering to which this communication relates. Before you invest, you should read the prospectus and the prospectus supplement and the documents incorporated by reference therein for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Cautionary Statement Regarding Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that Panhandle Oil and Gas Inc. (“Panhandle” or the “Company”) expects, believes or anticipates will or may occur in the future are forward looking statements. The words “anticipates”, “plans”, “estimates”, “believes”, “expects”, “intends”, “will”, “should”, “may” and similar expressions may be used to identify forward-looking statements. Forward-looking statements may include, but are not limited to, statements relating to: our future financial and operating results; our ability to execute our business strategies; estimations and the respective values of oil, NGL and natural gas reserves; the level of production on our properties and the future expenses associated therewith; projections and volatility of future realized oil and natural gas prices; planned capital expenditures associated with our mineral, leasehold and non-operated working interests; statements concerning anticipated cash flow and liquidity; and our strategy and other plans and objectives for future operations. Although the Company believes the expectations reflected in these and other forward-looking statements are reasonable, the Company can give no assurance such statements will prove to be correct. Such forward-looking statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company. These forward-looking statements involve certain risks and uncertainties that could cause the results to differ materially from those expected by the Company’s management. Information concerning these risks and other factors can be found in the Company’s filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, available on the Company's website or the SEC’s website at www.sec.gov. Readers are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements. The forward-looking statements in this presentation are made as of the date hereof, and the Company does not undertake any obligation to update the forward-looking statements as a result of new information, future events or otherwise. Use of Non-GAAP Financial Information This presentation includes certain non-GAAP financial measures. Adjusted EBITDA and discretionary cash flow are supplemental non-GAAP measures that are used by management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies. Panhandle defines “Adjusted EBITDA” as net income (loss) plus interest expense, provision for impairment, depreciation, depletion and amortization of properties and equipment, including amortization of other assets, provision (benefit) for income taxes and unrealized (gains) losses on derivative contracts. Panhandle defines “discretionary cash flow” as Adjusted EBITDA minus interest expense plus gain on sale. Panhandle references Adjusted EBITDA and discretionary cash flow in this presentation because it recognizes that certain investors consider Adjusted EBITDA and discretionary cash flow useful means of measuring our ability to meet our debt service obligations and evaluating our financial performance. Adjusted EBITDA and discretionary cash flow have limitations and should not be considered in isolation or as a substitute for net income, operating income, cash flow from operations or other consolidated income or cash flow data prepared in accordance with GAAP. Because not all companies use identical calculations, the Company’s calculations of Adjusted EBITDA or discretionary cash flow may not be comparable to similarly titled measures of other companies. Oil and Gas Reserves The SEC generally permits oil and gas companies, in filings made with the SEC, to disclose proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions, and certain probable and possible reserves that meet the SEC’s definitions for such terms. The Company discloses only estimated proved reserves in its filings with the SEC. The Company’s estimated proved reserves as of September 30, 2020, referenced in this presentation were prepared by DeGolyer and MacNaughton, an independent engineering firm, and comply with definitions promulgated by the SEC. Additional information on the Company’s estimated proved reserves is contained in the Company’s filings with the SEC. Cautionary Statement Regarding Forward-Looking Statements

Why Invest in PHX? Growth underpinned by complete technical evaluation Acquisitions underpinned by technical expertise, engineering, and geology Target geologic / economic attributes that will attract development capital Strategy of growth via accretive mineral acquisitions Actively pursue high-quality positions in the highly fragmented minerals space Minimal incremental G&A required to meaningfully scale Sector dislocation provides opportunity to leverage public currency to scale Ample supply of private minerals assets seeking monetization Limited capital market options for sellers seeking an exit Strong track record of sourcing and closing accretive transactions Extensive industry relationships provide for significant deal flow Ability to source packages with balanced mix of cash flow and undeveloped potential 1 2 3 4

Company Snapshot 4Q 2019 4Q 2020 Key Statistics Source: Company information and Enverus As of YE 2020 9/30/20 pro forma Oct and Nov acquisitions Q4 2020 production as of 9/30/2020 (22.15 mmcfe/d) pro forma Oct and Nov 2020 acquisitions (1.20 mmcfe/d) See page 20 for GAAP reconciliation Includes probables and possibles As of 11/20/2020 253 74 23.4 23.4 Q4 ‘20 Production (Mmcfe/d) (2) Production Split (2) Net Mineral Acres (000’s) (1) Royalty Interest PF for Acquisitions

Diversified Mineral Position Over 70%1 of PHX’s net mineral position is currently open Provides opportunity to generate additional cash flow from bonus payments and royalties without spending additional capital PHX has an active program in place to lease open acres A diversified portfolio of minerals acts as a call option on several prospective plays & zones Source: Company information 1As of 9/30/2020 pro forma for acquisitions completed in October and November 2020

Portfolio Overview SCOOP Core NMA 1,2 ('000) Production2 (Mmcfe/d) 74 23.4 Top Operators3 WIPs and Permit Locations2 222 Source: Company Information Note: 1Excludes open acreage; as of FYE 9/30/2020 pro forma Oct and Nov 2020 acquisitions Q4 2020 production as of 9/30/2020 (22.15 mmcfe/d) pro forma Oct and Nov 2020 acquisitions (1.20 mmcfe/d). Eagle Ford production (not shown) represents 8% of total PHX production As determined by Permits and Wells in Progress Includes primarily Western Anadarko Basin, Mississippi Lime Play and conventional production in Central Oklahoma Permian STACK Haynesville Bakken Arkoma Stack Fayetteville Other (4)

Inventory Overview Note:Inventory based on D&M prepared reserve report as of YE2020 pro forma Oct and Nov 2020 acquisitions 1Average net interest on producing royalty wells 2Wells in progress & permits are as of 9/30/2020 pro forma Oct and Nov 2020 acquisitions PROB locations are beyond SEC 5 year rule and not related to expected well performance or incremental risk 2,809 2,809 Gross Undeveloped Locations

Reserves Summary SEC Pricing 1 $50 / $3.50 Flat Pricing3 Strip Pricing2 Note: 1PV-10 estimates from YE D&M report as of 9/30/2020 using SEC price deck; $40.18 per bbl of oil, $9.95 per bbl of NGL, $1.62 per mcf of gas PV-10 estimates from YE D&M report as of 9/30/2020 pro forma Oct and Nov 2020 acquisitions using strip price deck as of 11/20/2020; WTI/HH 2020: $41.74/$2.59, 2021: $42.77/$2.72, 2022: $43.30/$2.70, 2023: $43.60/$2.55, 2024: $44.00/$2.53, 2025: $44.47/$2.55, 2026: $45.08/$2.54, 2027: $45.65/$2.56, 2028: $46.28/$2.59, 2029: $46.90/$2.62, 2030: $47.49/$2.67, 2031+: $47.99/$2.71 3PV-10 estimates from YE D&M report as of 9/30/2020 pro forma Oct and Nov 2020 acquisitions using $50.00 WTI and $3.50 HH flat pricing 4Probable and Possible locations scheduled out approximately 15 years $89 $121 $171

Key Statistics2 Top Operators5 Net Mineral Acres2 4,997 2.2 Core NMA1 Prod. Portfolio Contribution SCOOP Position Net Production (Mmcfe/d)2 Note: 1Excludes open acreage 2FYE2020 as of 9/30/2020 pro forma Oct and Nov acquisitions 3Undeveloped Locations consists of Gross WIPs, Permits, PROB, and POSS locations 4Provided by Enverus as of 11/20/2020 5As determined by Permits and Wells in Progress

Springboard Area of Interest SCOOP Springboard Area of Interest Source: Company info and Enverus As of YE 2020 9/30/20 pro forma Oct and Nov acquisitions; Includes overriding royalty acres Includes open and unleased minerals (non-op working interest via well participation); the Net Royalty Acres (NRA) for open and unleased minerals are determined by evaluating the fair market value and/or the governing agreement between the mineral owner and Operator/State regulatory commission Wells spud and drilled but not completed over last 24 months Active natural gas and oil active horizontal permits filed in last twelve months with no spud date. Permits are valid for 18 months and extendable by an additional 6 months Selected key operators: Continental Resources, Marathon Focus area for Continental / Franco-Nevada JV Targeted zones include the Woodford Shale, the Springer Shale and the Mississippi Sycamore PHX Ownership (1)(2): 976 Net Mineral Acres/636 Net Royalty Acres Gross Wells In Progress (3): 23 Gross Active Permits (4): 2

Key Statistics2 Top Operators5 Net Mineral Acres2 5,767 4.3 Core NMA1 Prod. Portfolio Contribution STACK Position Net Production (Mmcfe/d)2 Note: 1Excludes open acreage 2FYE2020 as of 9/30/2020 pro forma Oct and Nov acquisitions 3Undeveloped Locations consists of Gross WIPs, Permits, PROB, and POSS locations 4Provided by Enverus as of 11/20/2020 5As determined by Permits and Wells in Progress

Permits WIPs STACK AOI PHX Ownership Rig Southwestern Kingfisher County Area of Interest STACK Position Southwestern Kingfisher County Area of Interest Source: Company info and Enverus As of YE 2020 9/30/20 pro forma Oct and Nov acquisitions Includes open and unleased minerals (non-op working interest via well participation); the Net Royalty Acres (NRA) for open and unleased minerals are determined by evaluating the fair market value and/or the governing agreement between the mineral owner and Operator/State regulatory commission Wells spud and drilled but not completed over last 24 months Active natural gas and oil active horizontal permits filed in last twelve months with no spud date. Permits are valid for 18 months and extendable by an additional 6 months Selected key operator: Ovintiv Targeted zones include the Woodford Shale and the Meramec Ovinitiv cube development posting strong returns PHX Ownership (1)(2): 1,328 Net Mineral Acres/2,069 Net Royalty Acres Gross Wells In Progress (3): 20 Gross Active Permits (4): 15

Key Statistics2 Top Operators5 Net Mineral Acres2 391 1.1 Core NMA1 Prod. Portfolio Contribution Haynesville Position Net Production (Mmcfe/d)2 Note: 1Excludes open acreage 2FYE2020 as of 9/30/2020 pro forma Oct and Nov acquisitions 3Undeveloped Locations consists of Gross WIPs, Permits, PROB, and POSS locations 4Provided by Enverus as of 11/20/2020 5As determined by Permits and Wells in Progress

San Augustine County Area of Interest Haynesville San Augustine County Area of Interest Aethon’s WIPs Active Rigs Aethon’s Columbus wells Bp’s Sugar Glider wells PHX Ownership Selected key operators: Aethon and Comstock Targeted zone is the Haynesville Shale BP’s Sugar Glider wells and Aethon’s Columbus wells have shown EURs up to 20BCF and 10BCF respectively PHX Ownership (1): 134 Net Mineral Acres / 184 Net Royalty Acres Gross Wells In Progress (2): 9 Gross Active Permits (3): 0 Source: Company info and Enverus As of YE 2020 9/30/20 pro forma Oct and Nov acquisitions Wells spud and drilled but not completed over last 24 months Active natural gas and oil active horizontal permits filed in last twelve months with no spud date. Permits are valid for 18 months and extendable by an additional 6 months

Past Mineral Acquisitions Successfully Completed Haynesville SCOOP / STACK Bakken/ Three Forks 1 2 3 Date: Purchase Price: NRA: Production: Undeveloped / WIP Locations August 2018May 2019 $8.6mm$3.9mm 4,517 NMA /359 NMA / 5,592 NRA467 NRA 53 boe/d52 boe/d 194 / 2083 / 47 December 2019October 2020 $9.3mm$2.0mm 700 NMA /297 NRA 964 NRA 312 mcfe/d110 mcfe/d 122 / 1797 / 21 October 2020 November 2020 $3.5mm $0.75mm 257 NMA / 134 NMA / 360 NRA 184 NRA 524 mcfe/d 130 mcfe/d 16 / 12 21 / 9 Source: Company information Proven Track Record of Sourcing and Executing Acquisitions in Various Market Conditions

Financial Highlights Production (mmcfe/d) Adjusted1 EBITDA ($mm) Discretionary Cash Flow ($mm)2 Total Debt ($mm) Source:Company filings 1Adjusted to exclude gain on sale; See Appendix for GAAP to non-GAAP reconciliation 2Calculated as Adjusted EBITDA minus interest expense plus gain on sale; See Appendix for GAAP to non-GAAP reconciliation 3Total debt as of 11/30/2020 3

Hedge Position as of November 30, 2020 Natural Gas Hedges (mcf) Crude Oil Hedges (bbl) Swap Price:1 Collar Floor:1 Collar Ceiling:1 $2.30 Source: 10k for 2020 and 8k for year end results, As of 11/30/2020 1Oil hedge prices are in $/bbl and gas hedge prices are in $/mcf 2Calendar years $3.00 $2.70 $2.33 $3.03 $2.70 $45.88 $53.26 $37.00 $2.69 $2.47 $3.14 $58.02 $36.74 $44.79 $36.89 $45.73 2 2 2 2 2 2 To come $41.10

Why Invest in PHX? Growth underpinned by complete technical evaluation Strategy of growth via accretive mineral acquisitions Sector dislocation provides opportunity to leverage public currency to scale Strong track record of sourcing and closing accretive transactions 1 2 3 4

Appendix

Reconciliation of Discretionary Cash Flow Source:Company Filings

11,576 4.7 Prod. Portfolio Contribution Arkoma Stack Position Top Operators5 Core NMA1 Key Statistics2 Net Mineral Acres2 Net Production (Mmcfe/d)2 Note: 1Excludes open acreage 2FYE2020 as of 9/30/2020 pro forma Oct and Nov acquisitions 3Undeveloped Locations consists of Gross WIPs, Permits, PROB, and POSS locations 4Provided by Enverus as of 11/20/2020 5As determined by Permits and Wells in Progress

3,094 1.0 Prod. Portfolio Contribution Bakken/Three Forks Position Top Operators5 Core NMA1 Key Statistics2 Net Mineral Acres2 Net Production (Mmcfe/d)2 Note: 1Excludes open acreage 2FYE2020 as of 9/30/2020 pro forma Oct and Nov acquisitions 3Undeveloped Locations consists of Gross WIPs, Permits, PROB, and POSS locations 4Provided by Enverus as of 11/20/2020 5As determined by Permits and Wells in Progress

38,788 0.1 Prod. Portfolio Contribution Permian Position Top Operators5 Core NMA1 Key Statistics2 Net Mineral Acres2 Net Production (Mmcfe/d)2 Note: 1Excludes open acreage 2FYE2020 as of 9/30/2020 pro forma Oct and Nov acquisitions 3Undeveloped Locations consists of Gross WIPs, Permits, PROB, and POSS locations 4Provided by Enverus as of 11/20/2020 5As determined by Permits and Wells in Progress Delray Oil, Inc.

9,851 4.9 Prod. Portfolio Contribution Fayetteville Position Top Operators5 Core NMA1 Key Statistics2 Net Mineral Acres2 Net Production (Mmcfe/d)2 Note: 1Excludes open acreage 2FYE2020 as of 9/30/2020 pro forma Oct and Nov acquisitions 3Undeveloped Locations consists of Gross WIPs, Permits, PROB, and POSS locations 4Provided by Enverus as of 11/20/2020 5As determined by Permits and Wells in Progress